CAPITAL FINANCIAL HOLDINGS, INC. AND SUBSIDIARY	EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Capital Financial Holdings, Inc. (the “Company) on Form 10-Q for the quarter ended September 30, 2011, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, John Carlson, Chief Executive Officer & President of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2011	By:	/s/ John Carlson
John Carlson,
Chief Executive Officer & President